GUARANTY AGREEMENT

          THIS GUARANTY ("Guaranty"), given as of the 14th day of January, 2000, by Aarica Holdings, Inc., a Texas corporation ("Guarantor"), to Robert E. Schmidt, Jr., his successors and assigns and any successor holder of the Notes ("Creditor").

          WHEREAS, Taimex Industries, S.A. de C.V. ("Taimex") and Aarica Sport, S.A. de C.V. ("Aarica") (Taimex and Aarica hereinafter the "Borrower") are subsidiaries of Guarantor; and

          WHEREAS, Taimex had borrowed Two Hundred Forty Thousand Dollars ($240,000.00) from Creditor; and

         WHEREAS, Borrower has borrowed on even date herewith, Seven Hundred Fifty Thousand Dollars ($750,000.00) from Creditor; and

         WHEREAS, as a result of the restructuring of Guarantor's, Borrower's, and its other subsidiaries' debt and additional borrowings, Borrower is indebted to Creditor in the aggregate principal amount of Nine Hundred Ninety Thousand Dollars ($990,000.00) ("Loan") which indebtedness is evidenced by Borrower's Promissory Notes in favor of Creditor as follows: (i) that certain Replacement Promissory Note dated March 8, 1999, in the principal amount of Two Hundred Forty Thousand Dollars ($240,000.00), and (ii) that certain Subsidiary Note dated January 14, 2000, in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) (collectively the "Notes"); and

         WHEREAS, repayment of the indebtedness evidenced by the Notes is secured by an Amended and Restated Stock Pledge Agreement dated January 14, 2000, between Carol Kolozs ("Kolozs") and Creditor; and

         WHEREAS, repayment of the indebtedness evidenced by the Notes is also secured by an Amended and Restated Security Agreement of even date herewith between Guarantor, Borrower, and Creditor; and

         WHEREAS, to induce Creditor to continue the Loan and to grant such other accommodations to Borrower, including Letters of Credit, as Creditor may deem proper, and with full knowledge that the Loan, and any such other accommodations would not be made unless payment of all amounts due under the Notes and the performance and/or observance by Borrower of all of the terms, covenants, conditions and agreements on its part to be observed or performed pursuant to the Notes, the Amended and Restated Stock Pledge Agreement, the Amended and Restated Security Agreement, and all other security documents ("Security Documents") are guaranteed by Guarantor; and



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                                       -8-

         WHEREAS, Guarantor is the parent company of Borrower, and as a result of Borrower's relationship with Guarantor, Guarantor will receive a direct benefit from the Loan.

         NOW THEREFORE, for and in consideration of the making of the Loan and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

Guarantor does hereby unconditionally guaranty the due and punctual payment to Creditor of the amount of the Indebtedness as herein defined. "Indebtedness", for the purposes of this Guaranty, means the primary obligations of Borrower for payment of the sums due under the Notes, including but not limited to, all sums of principal, accrued interest, collection costs, advances, attorneys' fees and costs, and all monies extended by Creditor which are prescribed, allowed, evidenced or secured by the Notes and all security documents; and Letters of Credit issued or to be issued by Creditor to Borrower; and for payment of any and all liabilities, whether fixed or contingent, whether now due or hereafter due and whether secured or unsecured, of the Borrower to Creditor arising or accruing by virtue of the Security Documents. The term "Indebtedness" shall include all renewals, modifications and extensions thereof.

          1. In addition to the guaranty provided in Paragraph 1, Guarantor does hereby further unconditionally guarantee the amount of:

          a. Loss or damage caused by the removal or disposal of any portion of the Collateral (as defined in the Amended and Restated Security Agreement);

          b. Loss or damage suffered by Creditor as a result of or attributable to any fraud or misrepresentations by Borrower contained in the Notes, Security Documents, or any documents entered into in connection with the acquisition, issuance or financing of the Collateral;

         c. Loss or damage suffered by Creditor as a result of the misapplication of: (i) any proceeds, as such term is defined in Article 9 of the Uniform Commercial Code as adopted by the State of Florida, from the Collateral following any notice of default to Borrower, (ii) any and all costs (including, but not limited to attorneys' fees, whether suit is instituted or not) incurred by Creditor in the enforcement of the Notes or the Security Documents following a default by Borrower.

         For purposes of this Paragraph, "misapplication" means Borrower's failure to apply funds to the payment of principal, interest and other amounts due under the Notes.

2. The liability of Guarantor shall continue until this Guaranty is marked "Canceled" by the Creditor and returned to the Guarantor upon the payment in full of the entire Indebtedness.
1.

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3.       The obligations of Guarantor hereunder are unconditional,  irrespective of the genuineness, validity, negotiability or enforceability of the Notes or any of the Security Documents and are independent of the obligations of the Borrower. Creditor may prosecute a separate action or actions hereon against Guarantor, whether action is brought against Borrower, any other guarantor or the Collateral and whether Borrower is joined in any such action or actions.

          4. Guarantor authorizes Creditor, without notice of demand, and without affecting the liability of Guarantor hereunder, from time to time to:

          a. Waive compliance with, or any defaults under, or grant any other indulgences with respect to, the Notes or any of the other Security Documents;

          b. Agree with Borrower to modify, amend or change any provision of the Notes or any of the other Security Documents;

          c. Grant to Borrower extensions or renewals of the Notes or any other of the Security Documents, and/or effect any release, compromise or settlement in connection with the Notes or any of the Security Documents;

          d. Agree with Borrower to the substitution, exchange, release or other disposition of all or any part of the Collateral encumbered by the Security Documents;

          e. Make advances for the purpose of performing any term or covenant contained in the Notes or any of the other Security Documents with respect to which Borrower or the then owner of the Collateral shall be in default;

          f. Assign or otherwise transfer the Notes or any of the other Security Documents or this Guaranty or any interest therein or herein;

          g. Add additional guarantors and release or make settlement with any person or entity comprising Guarantor; and

          h. Deal in all respects with Borrower as if this Guaranty were not in effect.

5.       Guarantor hereby expressly waives each and all of the following:

         a.       Notice of acceptance of this Guaranty to Creditor;

          b. Notice of the amount of Indebtedness now existing or which hereafter may exist under the Notes;

          c. Notice of demand for payment, notice of default or nonpayment, presentment, protest and notice of protest, as to the Notes;

          d. All other notices to which Guarantor might otherwise be entitled in connection with this Guaranty, the Notes or other Security Documents;

          e. Any right to require Creditor, as a condition precedent to the enforcement of this Guaranty, to exhaust any security for payment of said Notes by foreclosure proceedings or otherwise, or to pursue any other rights or remedies which Creditor has or hereafter may have against the Borrower or any subsequent endorser of the Notes, whether such rights exist by statute or otherwise, it being agreed by Guarantor that its guaranty hereunder is an absolute guarantee of payment and not of collection, that the failure of Creditor to exercise any rights or remedies it has or may have against Borrower shall in no way impair the obligation of said guaranty and that the liability of Guarantor hereunder is and shall be direct and unconditional; and;

          f. All defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Creditor against Borrower.

6.       Guarantor further agrees to each and all of the following:

         a. No change of ownership or legal title to all or a part of the Collateral, whether effected with or without consent of Creditor, shall affect, change or discharge the obligations of Guarantor except as provided for the release of the Collateral in the Security Documents;

          b.  This  Guaranty   shall  not  be  discharged  or  affected  by  the
     dissolution, liquidation, merger, termination, or any other type of corporate reorganization or restructure of Guarantor or Borrower; and

         c. In the event action is commenced to enforce this Guaranty, Guarantor agrees to pay Creditor's costs of suit and its reasonable attorneys' fees in a sum to be fixed by the Court.

7. All indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to Creditor, and such indebtedness of Borrower to Guarantor, if Creditor so requires, shall be collected, enforced and received by Guarantor as Trustee for Creditor, and shall be paid to Creditor on account of Indebtedness of Borrower to Creditor but without reducing or affecting the liability of Guarantor under the other provisions of this Guaranty (except to the extent of the actual payment thereof to Creditor).
1.

8. Creditor, without notice to or consent of Guarantor, may assign this Guaranty in whole or in part and may disclose to any assignee any information or other data or material in Creditor's possession relating to Guarantor. This Guaranty shall inure to the benefit of and may be relied upon and enforced by Creditor's successors and assigns and shall be binding upon Guarantor and the legal representatives and assigns of Guarantor, except that Guarantor may not assign its liabilities under this Guaranty without the prior written consent of Creditor, which consent Creditor, in its sole discretion may withhold.

9. Except for any notice required by law to be given in another manner, all notices, waivers, demands, requests or other communications required or permitted by this Guaranty (collectively, "Notices"), to be effective, shall be in writing, properly addressed, and shall be given
         (i) by personal delivery, (ii) by established overnight commercial courier with delivery charges prepaid or duly charged, (iii) by registered or certified mail, return receipt requested, first class postage prepaid, or (iv) by facsimile transmission, as follows:

         If to Creditor:                    Robert E. Schmidt, Jr.
         --------------
                                            4340 W. Hillsborough Ave., #212
                                            Tampa, FL  33614

         With a copy to:                    James G. Willard, Esquire
                                            20 North Orange Avenue
                                            Suite 1000
                                            Orlando, FL  32801-4626

         If to Guarantor:                   Aarica Sport, S.A. de C.V.
         ---------------
                                            1080 Howell Branch Rd.
                                            Winter Park, FL  32789

         With a copy to:                    Jim Schnorf, Esq.
                                            Continental Capital
                                            195 Wekiva Springs Rd., Suite 200
                                            Longwood, FL  32779

or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Paragraph 10 for the service of Notices.

         Notices delivered by personal delivery shall be deemed to have been given upon tender to a natural person at the address shown. Notices delivered by overnight courier shall be deemed to have been given the next business day after delivery to such overnight commercial courier. Notices delivered by mail shall be deemed to have been given on the second (2nd) day after deposit into the United State Postal System. Notices delivered by facsimile shall be deemed to have been given upon confirmation of transmission to the correct facsimile phone number of the intended recipient. All copies of Notices sent to the parties listed above as receiving copies are sent as an accommodation only and the lack of any such notice shall not effect the validity or effectiveness of the notice to Creditor or Guarantor.

10. If, at any time, payment of any of the Indebtedness or any part thereof, is rescinded or otherwise must be restored or returned to Creditor upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances whatsoever, this Guaranty shall continue effective or shall (if previously deemed terminated) be reinstated, as the case may be, as if such payment had not been made or performance completed.

11. Guarantor shall be liable for payment to Creditor of post-petition interest accruing under the Security Documents and all costs incurred or expended by Creditor, including, but not limited to, attorneys' fees even if Borrower's obligation to Creditor ceases to exist by operation of law.

12. If any provision of this Guaranty is held to be invalid or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein in no way shall be affected, prejudiced or disbursed thereby.

13. No provision of this Guaranty shall be modified, waived, altered, terminated, or discharged except by a written instrument or instruments executed by the party against which enforcement of said action is asserted. Any alleged modification, waiver, alteration or amendment which is not so documented shall not be effective as to any party.

14.      If  this  Guaranty  is  signed  by  more  than  one  person,   firm  or
         corporation,   then  all  obligations  of  any  such  person,  firm  or
         corporation shall be joint and several.

          15. As used herein, the singular number includes the plural, and the masculine gender includes the feminine and neuter.

          16. Until all the Indebtedness has been paid in full, Guarantor shall not have any right of subrogation unless expressly granted in writing by Creditor.

          17. Consent to Jurisdiction. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF FLORIDA, COUNTY OF ORANGE, AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE OR FEDERAL COURT. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. GUARANTOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OF PROCEEDING BY THE MAILING OF A COPY OF SUCH PROCESS TO GUARANTOR BY REGISTERED OR EXPRESS MAIL, RETURN RECEIPT REQUESTED, AT HIS ADDRESS SPECIFIED HEREIN. SUCH SERVICE WILL BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING AND WILL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE ON GUARANTOR IN SUCH ACTION OR PROCEEDING. GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY MANNER PROVIDED BY LAW.

                  NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF CREDITOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF CREDITOR TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  EACH OF GUARANTOR AND CREDITOR, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH OR IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS CLAIM ASSERTED BY GUARANTOR IN ANY SUCH LITIGATION.

          18. Waiver of Jury Trial. THE UNDERSIGNED HEREBY KNOWINGLY AND VOLUNTARILY WAIVES THE RIGHT TO TRIAL BY JURY in any action or proceeding for the interpretation, declaration, reformation, pursuit, assertion, enforcement or resolution of any claim or defense that has been asserted or may ever be asserted or ascertainable by or against it under this Guaranty, or under any law or theory governing any relationship between the Borrower and the Guarantor. This waiver by jury trial shall extend to all matters between the parties and shall be unconditional and absolute in all respects. In the event that any collateral matter is judicially determined to be outside the scope of this waiver of jury trial, or if this waiver of jury trial is determined to be unenforceable to any degree, then this waiver of jury trial shall be automatically modified to encompass all such matters so that no matter involving the Borrower and the Guarantor shall be susceptible to jury trial to any degree or at any time. The Borrower and the Guarantor hereby expressly waive all rights to pursue mediation or arbitration or diversion of any claims asserted or assertable in connection with this Guaranty.

         IN WITNESS WHEREOF, the Guarantor has signed this Guaranty effective as of the date and year first above written.

Signed, sealed and delivered in the presence of:

                                   GUARANTOR:

                                                  AARICA HOLDINGS, INC.

-------------------------------
                                                  By: /s/ Carol Kolozs_______
                                                     Carol Kolozs, President
-------------------------------


STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 14th day of January, 2000, by Carol Kolozs, as President of Aarica Holdings, Inc., who is personally known to me or who has produced _________________________ as identification and who did (did not) take an oath.


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                                    Signature
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                                  Printed Name